SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

DWS Alternative Asset Allocation Plus Fund DWS LifeCompass Retirement Fund DWS LifeCompass 2015 Fund DWS LifeCompass 2020 Fund	DWS LifeCompass 2030 Fund DWS LifeCompass 2040 Fund DWS Select Alternative Allocation Fund

The following information supplements similar disclosure in the “Investment Policies and Techniques – The Underlying DWS Funds” section of each Fund’s Statements of Additional Information: The following changes have occured with respect to the following underlying DWS funds: DWS Commodity Securities Fund has changed its name to DWS Enhanced Commodity Strategy Fund; and DWS Inflation Protected Plus Fund has changed its name to DWS Global Inflation Plus Fund. The following replaces the underlying funds description.

DWS Enhanced Commodity Strategy Fund. The fund’s investment objective is total return. The fund seeks to achieve its investment objective by investing under normal circumstances in commodity−linked derivative instruments backed by a portfolio of fixed income instruments.

DWS Global Inflation Plus Fund. The fund seeks to provide maximum inflation−adjusted return. The fund invests in inflation−indexed bonds and other fixed income securities of varying maturities issued by the US government, non−US governments, their agencies or instrumentalities, and US and non−US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodities−linked derivative instruments (such as commodities−linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs). In an attempt to enhance return, the fund also employs the iGAP strategy.

Please Retain This Supplement for Future Reference

April 1, 2010